                                POWER OF ATTORNEY

         I, Alison Alden, Director of The Manufacturers Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, James D. Gallagher, David Libbey, Nicole K. Humblias, or Kimberly S. Ciccarelli, or any of them, my true and lawful attorneys to sign or execute (i) registration statements and reports and other filings to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act") and (ii) reports and other filings to be filed with the SEC (or any other regulatory entity) pursuant to the Securities Exchange Act of 1934 (the "1934 Act") and to do any and all acts and things and to sign or execute any and all instruments for me, in my name, in the capacities indicated below, which said attorney, may deem necessary or advisable to enable the Company to comply with the 1933 Act, the 1940 Act and the 1934 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statements, reports and filings made under the 1933 Act, the 1940 Act and the 1934 Act, including specifically, but without limitation, power and authority to sign or execute for me, in my name, and in the capacities indicated below, (i) any and all amendments (including post-effective amendments) to such registration statements and (ii) Form 10-Ks and Form 10-Qs filed under the 1934 Act; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.

       SIGNATURE              TITLE                           DATE
       ---------              -----                           ----
/s/Alison Alden              Director                   February 26, 2004
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Alison Alden

                                POWER OF ATTORNEY

         I, Marc Costantini, Director of The Manufacturers Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, James D. Gallagher, David Libbey, Nicole K. Humblias, or Kimberly
S. Ciccarelli, or any of them, my true and lawful attorneys to sign or execute
(i) registration statements and reports and other filings to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act") and (ii) reports and other filings to be filed with the SEC (or any other regulatory entity) pursuant to the Securities Exchange Act of 1934 (the "1934 Act") and to do any and all acts and things and to sign or execute any and all instruments for me, in my name, in the capacities indicated below, which said attorney, may deem necessary or advisable to enable the Company to comply with the 1933 Act, the 1940 Act and the 1934 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statements, reports and filings made under the 1933 Act, the 1940 Act and the 1934 Act, including specifically, but without limitation, power and authority to sign or execute for me, in my name, and in the capacities indicated below, (i) any and all amendments (including post-effective amendments) to such registration statements and (ii) Form 10-Ks and Form 10-Qs filed under the 1934 Act; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.

    SIGNATURE                                 TITLE                 DATE
    ---------                                 -----                 ----
/s/Marc Costantini                          Director          February 26, 2004
--------------------
Marc Costantini

                                POWER OF ATTORNEY

         I, Bruce Robert Speca, Director of The Manufacturers Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, James D. Gallagher, David Libbey, Nicole K. Humblias, or Kimberly
S. Ciccarelli, or any of them, my true and lawful attorneys to sign or execute
(i) registration statements and reports and other filings to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act") and (ii) reports and other filings to be filed with the SEC (or any other regulatory entity) pursuant to the Securities Exchange Act of 1934 (the "1934 Act") and to do any and all acts and things and to sign or execute any and all instruments for me, in my name, in the capacities indicated below, which said attorney, may deem necessary or advisable to enable the Company to comply with the 1933 Act, the 1940 Act and the 1934 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statements, reports and filings made under the 1933 Act, the 1940 Act and the 1934 Act, including specifically, but without limitation, power and authority to sign or execute for me, in my name, and in the capacities indicated below, (i) any and all amendments (including post-effective amendments) to such registration statements and (ii) Form 10-Ks and Form 10-Qs filed under the 1934 Act; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.

    SIGNATURE                                 TITLE                 DATE
    ---------                                 -----                 ----
/s/Bruce Robert Speca                       Director          February 26, 2004
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Bruce Robert Speca